UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01        Other Events.

Seattle Genetics, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a copy of the legal opinion of Cooley LLP relating to the legality of the Company’s common stock, par value $0.001 per share, to be offered and sold pursuant the Company’s Registration Statement on Form S-3 (File No. 333-222793) and the related prospectus supplement, dated July 26, 2018, and filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Dated: July 26, 2018	By:	/S/ CLAY B. SIEGALL
Clay B. Siegall President and Chief Executive Officer